As filed with the Securities and Exchange Commission on June 8, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5340
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2006

Date of reporting period: March 31, 2006

Item 1. Report to Stockholders.

THE TEBERG FUND

ANNUAL REPORT
For the Year Ended
March 31, 2006

Dear Fellow Shareholder:

This may be your first shareholder report from The Teberg Fund or one of many, but either way we thank you for taking the time to read this. We know your time is valuable and with that in mind, we’ll get right to the point and try as always to keep our comments brief and pertinent.

The Teberg Fund turns four . . .

Four years ago we had a bold idea, a small group of enthusiastic shareholders and many goals. The idea was bold for two reasons. First, we were the first mutual fund started in Duluth, Minnesota, miles away from the financial centers where funds usually originate. Second, there were only 137 funds of mutual funds on the market when The Teberg Fund started operations on April 1, 2002.

Today we’re still Duluth’s only mutual fund, but the fund of funds idea really caught on, and now there are more than 1,700 on the market. We like to think of ourselves as pioneers in this sector, and our charter shareholders were right there with us blazing the trail.

As for our goals, they remain unchanged. We continue to strive to preserve assets, to develop a diversified portfolio of many funds and to maximize return by actively managing these holdings. This update provides valuable information about how we’re doing.

How we invested your money . . .

The Schedule of Investments included in this report lists the 58 funds we owned as of March 31, 2006. You’ll notice a healthy mix of many types of funds from different sectors and fund families. Some are household names in the mutual fund industry (Janus Fund, Franklin Income) and some may be far less familiar (ING Russia, Firsthand Tech Value).

If you compared this schedule to the one in our report last September, you’d see a number of changes. We sold some of the funds we owned then and bought new ones, a strategy we call active management. The purpose is to buy funds when we believe the time is right and to sell them when we want to lock in profit.

Let’s talk returns . . .

The period from April 1, 2005 through March 31, 2006 which this report covers produced solid returns for The Teberg Fund and the three major indexes.

The Teberg Fund’s return of 10.79% was just behind the 11.73% return posted by the S&P 500, our benchmark. The NASDAQ went ahead of everyone with 17.04% and the Dow was dead last with 8.27%. We were well satisfied to end up near the middle of the pack, especially since we believe our risk was considerably less than the more aggressive NASDAQ.

There are many factors that influence return, but the strong showing of our small-cap and specialty funds was largely responsible for our gain. Historically, small-cap funds have outperformed their large-cap counterparts late in the fourth quarter of one year and during the entire first quarter of the next. This definitely held true during the period this report covers and helped boost our return.

The big winners in our specialty fund sector were real estate, energy and natural resources. As for real estate, common sense seems to indicate that this might be the final stage of a boom that has boosted the economy for several years and that rising interest rates might finally burst the bubble.
The performance of our energy and natural resources funds is an example of bad news actually producing good economic results. Hurricanes Katrina and Rita and increased uncertainty in the Middle East limited supplies and boosted profits. As consumers, none of us enjoy paying high energy costs, but as investors we likely benefited from this profit taking.

We certainly hesitate to call our high yield bond funds losers because there have been many times during the past four years when our heavy weighting in bonds helped our bottom line. This said, however, we were disappointed with their performance during this period.

On one hand, corporate profits remained strong which helped hold default rates below the long-term averages and should have produced strong returns. This might have been the case if, as expected, interest rates had remained more stable prior to the appointment in January of a new Federal Reserve Board chair. Bond performance will likely continue to hinge on how the new chairman attempts to deal with inflation. Despite this uncertainty, we ended the period with just under 50% of our holdings in high yield bonds and are still bullish in this area.

As you’ve heard from us many times before, we like to focus on long-term results, not a one-year period, so we encourage you to take a look at the performance graph on the next page. This shows how we compare with the indexes from our first day of operation through the end of this period.

Many thanks . . .

No report would be complete without our sincere thanks for your confidence in The Teberg Fund. We have more shareholders and more assets than we did a year ago, but each of you is just as important to us as ever.

Sincerely,

Portfolio Manager

The above discussion is based on the opinions of Curtis A. Teberg, given the current economic environment and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Because the Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in the shares of the mutual funds in which they invest. By investing in the Fund, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds. These risks include, but are not limited to, risks involved with non-diversification and investments in smaller capitalization companies and lower rated securities. The Fund may also commit up to 80% of its assets to high yield funds containing lower rated securities that are subject to a higher risk of default.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.

Distributed by Quasar Distributors, LLC. (05/06)

Total Return	One Year	Since Inception (Cumulative)	Since Inception (Annualized)
The Teberg Fund
(Inception April 1, 2002)	10.79%	29.45%	6.67%
S&P 500 Index	11.73%	21.28%	4.94%
Dow Jones Industrial Average	8.27%	17.24%	4.06%
NASDAQ Composite Index	17.04%	25.13%	5.77%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-209-1964.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & Small-Cap stocks. The index was developed with a base level of 100 as of February 5, 1971.

Indices do not incur expenses and are not available for investment.

The Teberg Fund
EXPENSE EXAMPLE
at March 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/05 - 3/31/06).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 2.50% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not refl ect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Teberg Fund
EXPENSE EXAMPLE
at March 31, 2006 (Unaudited), Continued

	Beginning Account Value 10/1/05	Ending Account Value 3/31/06	Expenses Paid During Period* 10/1/05 - 3/31/06

Actual	$1,000.00	$1,064.70	$11.58

Hypothetical (5% return	$1,000.00	$1,013.71	$11.30
before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fi scal half-year)/365 days to reflect the one-half year expense.

The Teberg Fund
ALLOCATION OF PORTFOLIO ASSETS
at March 31, 2006 (Unaudited)

The Teberg Fund
SCHEDULE OF INVESTMENTS
at March 31, 2006

Shares		Value
	Equity Funds - 48.54%
4,371	ABN AMRO Growth Fund - Class N	$101,049
17,448	AIM Constellation Fund - Class A*	458,000
14,356	AIM Constellation Fund - Institutional Class*	410,575
11,205	AIM Financial Services Fund - Class A	316,203
6,800	AIM Global Health Care Fund - Class A	215,215
5,158	AIM Leisure Fund - Class A	224,119
9,995	Allegiant Multi-Factor Small Cap Value Fund - Class A	207,896
7,068	American Century Ultra Fund - Investor Class	213,240
1,322	American EuroPacifi c Growth Fund - Class A	58,452
45,642	American Washington Mutual Investors Fund - Class A	1,462,821
3,573	Ameristock Mutual Fund	143,286
21,542	Brandywine Fund*	732,008
17,439	Burnham Financial Services Fund	385,394
2,084	Calamos Growth Fund - Class A	121,544
2,298	Clipper Fund	205,533
47,928	Columbia Acorn Fund - Class Z	1,483,845
3,695	Columbia Real Estate Equity Fund - Class Z	102,698
41,106	Fidelity Advisor Fifty Fund - Class A	531,094
3,611	Fidelity Pacifi c Basin Fund	100,650
4,012	Fidelity Select Energy Portfolio	209,549
2,753	Firsthand Technology Value Fund - Class I*	105,643
2,694	FPA Capital Fund	121,216
9,149	Franklin Mutual European Fund - Class A	213,724
5,156	Franklin Mutual Financial Services Fund - Class A	123,231
3,154	Franklin Natural Resources Fund - Class A	106,657
17,784	Heartland Value Fund	932,952
7,525	ICON Financial Fund	105,420
2,905	ING Russia Fund - Class A*	141,023
2,087	Jennison Natural Resources Fund - Class A	98,038
2,530	Jennison Small Company Fund - Class A	52,733
14,858	John Hancock Small Cap Equity Fund - Class A*	353,780
13,314	Keeley Small Cap Value Fund	665,700
2,999	Legg Mason Value Trust*	207,347
5,214	Mairs & Power Growth Fund	392,873
8,295	Meridian Growth Fund	334,636
14,946	MFS Mid Cap Growth Fund - Class A*	145,427
14,495	Nicholas Applegate Growth Equity Fund - Class A*	168,572
1,434	Oppenheimer Global Fund - Class A	102,754
5,299	Oppenheimer International Small Company Fund - Class A	126,336
3,240	The Parnassus Fund	110,426

See accompanying Notes to Financial Statements.

The Teberg Fund
SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2006

Shares			Value

	Equity Funds - 48.54% (continued)
10,242	Phoenix Real Estate Securities Fund - Class A		$328,771
8,912	Pioneer Growth Opportunities Fund - Investor Class*		307,542
3,260	RS Global Natural Resources Fund - Class A		115,208
5,689	Rydex Series - Energy Fund - Investor Class		123,341
7,997	Rydex Series - Transportation Fund - Investor Class*		226,309
13,590	Schwartz Value Fund		375,890
22,610	Seligman Communications & Information Fund - Class A*		693,461
2,974	Sentinel Mid Cap Growth Fund - Class A*		51,190
4,708	SSgA Emerging Markets Fund		101,083
3,550	Thompson Plumb Growth Fund		160,545
10,851	Weitz Partners Value Fund		255,208
148,083	Westwood Equity Fund - Class AAA		1,765,153
	Total Equity Funds (Cost $14,053,186)		16,795,360

	Fixed Income Funds - 49.42%
1,245	American Century Target Maturities Series 2010 Fund	.	108,642
522,152	BlackRock High Yield Bond Portfolio - Institutional Class		4,130,222
1,979,568	Franklin AGE High Income Fund - Class A		4,176,888
1,698,963	Franklin Income Fund - Class A		4,196,440
813,174	John Hancock High Yield Fund - Class A		4,261,031
38,663	Oppenheimer International Bond Fund - Class A		226,177
	Total Fixed Income Funds (Cost $16,803,859)		17,099,400

	Money Market Funds - 2.28%
787,357	Goldman Sachs Financial Square Funds -
	Prime Obligations Fund		787,357
	Total Money Market Funds (Cost $787,357)		787,357
	Total Investments (Cost $31,644,402) - 100.24%		34,682,117
	Liabilities in Excess of Other Assets - (0.24)%		(82,638)
	NET ASSETS - 100.00%		$34,599,479

* Non-income producing security.

See accompanying Notes to Financial Statements.

The Teberg Fund
STATEMENT OF ASSETS AND LIABILITIES
at March 31, 2006

ASSETS
Investments in securities, at value
(identified cost $31,644,402)	$34,682,117
Receivables
Dividends and interest receivable	60,728
Fund shares sold	666
Prepaid expenses	1,388
Total assets	34,744,899
LIABILITIES
Payables
Fund shares redeemed	50,000
Due to advisor	43,666
Audit fees	15,991
Distribution fees	7,278
Transfer agent fees	7,187
Fund accounting fees	6,590
Administration fees	5,822
Legal fees	3,413
Chief Compliance Officer fee	1,500
Custodian fees	1,116
Due to Custodian	332
Accrued other expenses	2,525
Total liabilities	145,420
NET ASSETS	$34,599,479

Net asset value, offering and redemption price per share
[$34,599,479/2,937,806 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$11.78

COMPONENTS OF NET ASSETS
Paid-in capital	$29,683,815
Undistributed net investment income	147,759
Accumulated net realized gain on investments	1,730,190
Net unrealized appreciation on investments	3,037,715
NET ASSETS	$34,599,479

See accompanying Notes to Financial Statements.

The Teberg Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2006

INVESTMENT INCOME
Income
Dividends	$953,377
Interest	189,892
Total income	1,143,269
Expenses
Advisory fees (Note 3)	503,787
Distribution fees (Note 4)	83,965
Administration fees (Note 3)	67,171
Transfer agent fees	29,234
Fund accounting fees	26,884
Legal fees	16,639
Audit fees	15,988
Trustee fees	7,830
Custody fees	7,233
Chief Compliance Offi cer fee (Note 3)	6,000
Registration fees	5,027
Insurance fees	4,751
Other	4,642
Shareholder reporting	2,971
Total expenses	782,122
Less: expenses reimbursed by advisor (Note 3)	(27,219)
Net expenses	754,903
Net investment income	388,366

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on security transactions	1,721,680
Capital gain distributions from regulated investment companies	481,552
Net change in unrealized appreciation on investments	896,791
Net realized and unrealized gain on investments	3,100,023
Net Increase in Net Assets Resulting from Operations	$3,488,389

See accompanying Notes to Financial Statements.

The Teberg Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2006	Year Ended March 31, 2005

NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$388,366	$142,464
Net realized gain/(loss) on security transactions	1,721,680	(372,092)
Capital gain distributions from regulated
investment companies	481,552	144,719
Net change in unrealized appreciation/(depreciation)
on investments	896,791	(8,028)
Net increase/(decrease) in net assets resulting
from operations	3,488,389	(92,937)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(383,060)	(187,387)
From net realized gain on security transactions	(245,244)	(39,308)
	(628,304)	(226,695)

CAPITAL SHARE TRANSACTIONS
Net (decrease)/increase in net assets derived from
net change in outstanding shares (a)	(801,610)	3,680,915
Total increase in net assets	2,058,475	3,361,283

NET ASSETS
Beginning of year	32,541,004	29,179,721
End of year	$34,599,479	$32,541,004

Includes undistributed net investment income of:	$147,759	$142,453

(a) A summary of share transactions is as follows:

	Year Ended March 31, 2006		Year Ended March 31, 2005

	Shares	Paid-in Capital	Shares	Paid-in Capital

Shares sold	211,653	$2,357,498	596,799	$6,439,658
Shares reinvested	55,406	628,303	20,478	226,695
Shares redeemed	(335,279)	(3,787,411)	(278,860)	(2,985,438)
Net (decrease)/increase	(68,220)	$(801,610)	338,417	$3,680,915

See accompanying Notes to Financial Statements.

The Teberg Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Year Ended March 31,

	2006	2005	2004	2003(1)

Net asset value, beginning of year	$10.83	$10.94	$9.73	$10.00

Income from investment operations:
Net investment income(2)	0.13	0.04	0.21	0.13
Net realized and unrealized gain/(loss)
on investments	1.03	(0.08)	1.68	(0.32)
Total from investment operations	1.16	(0.04)	1.89	(0.19)
Less distributions:
From net investment income	(0.13)	(0.06)	(0.19)	(0.08)
From net realized gain on investments ..	(0.08)	(0.01)	(0.49)	-
Total distributions	(0.21)	(0.07)	(0.68)	(0.08)

Net asset value, end of year	$11.78	$10.83	$10.94	$9.73

Total return	10.79%	(0.32)%	19.48%	(1.90)%

Ratios/supplemental data:
Net assets, end of year (thousands)	$34,600	$32,541	$29,180	$17,943
Ratio of expenses to average net assets:(3)
Before expense reimbursement/recoupment	2.33%	2.31%	2.31%	2.93%
After expense reimbursement/recoupment	2.25%	2.23%	2.42%	2.50%
Ratio of net investment income
to average net assets:(3)
Before expense reimbursement/recoupment	1.08%	0.38%	2.33%	1.52%
After expense reimbursement/recoupment	1.16%	0.46%	2.22%	1.95%
Portfolio turnover rate	113.59%	150.50%	88.41%	84.10%

(1)	The Fund commenced operations on April 1, 2002.
(2)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. (3) Does not include expenses of investment companies in which the Fund invests.

See accompanying Notes to Financial Statements.

The Teberg Fund
NOTES TO FINANCIAL STATEMENTS
at March 31, 2006

NOTE 1 - ORGANIZATION

The Teberg Fund (the “Fund”) is a non-diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund began operations on April 1, 2002. The investment objective of the Fund is to maximize total return (capital appreciation plus income).

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation: Investments are valued at the respective net asset value of each underlying fund, determined at the close of the New York Stock Exchange (generally 3:00 p.m. central time) on the valuation date.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.
Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified with the capital accounts based on their Federal tax treatment.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

The Teberg Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at March 31, 2006

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended March 31, 2006, First Associated Investment Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.50% based upon the average daily net assets of the Fund. For the year ended March 31, 2006, the Fund incurred $503,787 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 2.50% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund’s operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. There were no expenses subject to recapture pursuant to the aforementioned conditions at March 31, 2006. For the year ended March 31, 2006, the Advisor waived $27,219 in 12b-1 fees received from underlying funds that were purchased through a broker affiliated with the Advisor. The 12b-1 fees received by the Fund are included in the advisory fee waiver in the Statement of Operations.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

The Teberg Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at March 31, 2006

Fund asset level	Fee rate
Less than $15 million	$30,000
$15 million to less than $50 million	0.20% of average daily net assets
$50 million to less than $100 million	0.15% of average daily net assets
$100 million to less than $150 million	0.10% of average daily net assets
More than $150 million	0.05% of average daily net assets

For the year ended March 31, 2006, the Fund incurred $67,171 in administration fees.

U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also officers of the Administrator and Distributor.

For the year ended March 31, 2006, the Fund was allocated $6,000 of the Chief Compliance Officer fee.

NOTE 4 - DISTRIBUTION FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Fund’s average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and services activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”. For the year ended March 31, 2006, the Fund paid the Distribution Coordinator $83,965.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2006, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $46,816,130 and $32,139,646, respectively.

The Teberg Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at March 31, 2006

NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) are the same for financial statement and tax purposes.

The tax character of distributions paid during the years ended March 31 was as follows:

	2006	2005
Ordinary income	$383,060	$226,695
Long-term capital gains	245,244	-

As of March 31, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$31,644,402

Gross tax unrealized appreciation	3,117,363
Gross tax unrealized depreciation	(79,648)
Net tax unrealized appreciation	$3,037,715

Undistributed ordinary income	$147,759
Undistributed long-term capital gain	1,730,190
Total distributable earnings	$1,877,949

Other accumulated gains/(losses)	0
Total accumulated earnings/(losses)	$4,915,664

During the year ended March 31, 2006, the Fund utilized capital loss carryforwards of $160,189.

The Teberg Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
The Teberg Fund

We have audited the accompanying statement of assets and liabilities of The Teberg Fund (the “Fund”), a series of Advisors Series Trust, including the schedule of investments, as of March 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 2003 were audited by other auditors whose report dated May 12, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Teberg Fund as of March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 28, 2006

The Teberg Fund
NOTICE TO SHAREHOLDERS
at March 31, 2006 (Unaudited)

For the year ended March 31, 2006, the Teberg Fund designated $388,366 and $1,975,434, respectively, as ordinary income and long-term gains for purposes of the dividends paid deduction.

For the year ended March 31, 2006, certain dividends paid by The Teberg Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 31.19%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2006 was 28.8%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-209-1964 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Teberg Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2005
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 1-866-209-1964. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information included in the Fund’s Form N-Q is also available upon request by calling 1-866-209-1964.

The Teberg Fund
AST BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on December 15, 2005, the Board, including the Independent Trustees, considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) with First Associated Investment Advisors, Inc. (the “Advisor”) for the one-year period ending December 15, 2006. Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor regarding the Fund. This information, together with the information provided to the Independent Trustees throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of certain factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the Advisor’s specific responsibilities in all aspects of the day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of other key personnel at the Advisor involved in the day-to-day activities of the Fund, including administration, marketing and compliance. The Board noted the Advisor’s commitment to responsible Fund growth. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year the Board had met with the Advisor in person to discuss various marketing and compliance topics. The Board concluded that the Advisor has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its obligations under the Advisory Agreement and that the nature, overall quality, cost and extent of such investment advisory services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to its peer group, as classified by Lipper, Inc. and the S&P 500 Index (the “Benchmark Index”).

The Teberg Fund
AST BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT (Continued)

Performance
The Board noted that the Fund’s performance was below the median of its peer group. While the Fund’s performance record was below the median of its peer group, the performance had outperformed the Benchmark Index for the period since inception. The Trustees also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics. The Board concluded that the Advisor’s overall performance was satisfactory under current market conditions.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed and compared the Fund’s fees and expenses to those funds in its peer group, as well as the fees and expenses for similar types of accounts managed by the Advisor.

Expenses
The Board noted that the Advisor had agreed to maintain an annual expense ratio of 2.50%, but had actual expenses of 2.25%. The Board further noted the Fund had consistently and clearly disclosed to shareholders the Fund’s projected expense ratio that shareholders should expect to experience and that the Advisor had always honored its agreement to cap expenses. The Trustees noted that, while the Fund’s total expense ratio was above its peer group median, the expense structure was in line with the fees charged by the Advisor to its other investment management clients. The Trustees also took into account that the Advisor’s strategy involved investing in other mutual funds, which necessarily involved some degree of layering of fees, and that investors selecting this Fund were electing a fund-of-funds structure with its attendant additional costs as disclosed in the prospectus. It was also noted that the Fund’s 12b-1 fees were at an acceptable level. After taking into account all waivers and reimbursements, the Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale. The Board also considered that the Advisor would realize economies of scale regarding the Fund’s expenses as Fund assets continue to grow. As the level of the Fund’s assets grow, the Advisor expects to be able to cover existing Fund overhead, although there are other Fund expenses that will increase with greater assets. The Board noted that although the Fund does not have advisory fee breakpoints, the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses through the specified period so that the Fund does not exceed its specified expense limitation.

The Teberg Fund
AST BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT (Continued)

The Board concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct and indirect benefits to the Advisor from advising the Fund. The Board considered that the Advisor benefits from positive reputational value in advising the Fund. The Board noted that the Advisor continued to subsidize a portion of the Fund’s operating expenses, and reviewed the Advisor’s compliance with its expense reimbursement obligations. The Board also considered the Advisor’s estimate of the asset level at which the Fund would reach a break even level by covering allocated overhead costs. The Board considered the 12b-1 fees paid to the Advisor for the sale and distribution of shares and shareholder services. The Board also considered that the additional benefits derived by the Advisor from its relationship with the Fund were limited primarily to research benefits received in exchange for “soft dollars.” After such review, the Board determined that the profitability of the Advisor from the Advisory Agreement is not excessive, and that the Advisor had maintained adequate resources to support the services to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including the advisory fee, was fair and reasonable to the Fund, and that the Fund’s shareholders received reasonable value in return for the advisory fees paid. The Board (including a majority of the Independent Trustees) therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

The Teberg Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Age Address Position held with Fund Principal Occupation(s) and other Directorships during the past five years	Trustee of Fund Since*	Number of Portfolios Overseen in Fund Complex**

Walter E. Auch, Born 1921	1997	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Management Consultant, formerly Chairman, CEO of Chicago Board Options
Exchange and former President of Paine Webber.
Other Directorships: Nicholas-Applegate Funds,
Citigroup, Pimco Advisors LLP, Senele Group and UBS Capital Management

James Clayburn LaForce, Born 1928	2002	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group,
The Metzler/Payden Investment Group,
Arena Pharmaceuticals and Cancervax

Donald E. O’Connor, Born 1936	1997	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Financial Consultant, formerly Executive Vice President and Chief Operating
Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds

George J. Rebhan, Born 1934	2002	1
2020 E. Financial Way Glendora, CA 91741 Trustee Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) from 1985 to 1993. Trustee: E*Trade Funds

The Teberg Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

INTERESTED TRUSTEES AND OFFICERS

Name, Age Address Position held with Fund Principal Occupation(s) and other Directorships during the past five years	Trustee of Fund Since*	Number of Portfolios Overseen in Fund Complex**

George T. Wofford III, Born 1939	1997	1
2020 E. Financial Way Glendora, CA 91741 Trustee Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco. Other Directorships: None

Eric M. Banhazl, Born 1957***	1997	1
2020 E. Financial Way
Glendora, CA 91741
Interested Trustee, President
Senior Vice President, U.S. Bancorp Fund Services, LLC, the Fund’s administrator
(since July 2001); formerly, Executive Vice President,
Investment Company Administration, LLC (“ICA”).

Robert M. Slotky, Born 1947	N/A	N/A
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer, Vice President
Vice President, U.S. Bancorp Fund Services, LLC, the Fund’s administrator
(since July 2001); formerly Senior Vice President, ICA.

Rodney A. DeWalt, Born 1967	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary, Anti-Money Laundering Compliance Officer
Senior Counsel, Fund Administration, U.S. Bancorp Fund Services, LLC (since
January 2003); Thrivent Financial for Lutherans from 2000 to 2003; Attorney
Private Practice, 1997 to 2000.

Douglas G. Hess, Born 1967	N/A	N/A
615 E. Michigan Street Milwaukee, WI 53202 Treasurer Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (since March 1997).

The Teberg Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited) (Continued)

* The term for each Trustee is indefinite.

**The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

***Mr. Banhazl is an “interested person” of the Trust as defined under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his position as President of the Trust. He is also an officer of USBFS, the Fund’s administrator. USBFS is an affiliate of Quasar Distributors, LLC, the Fund’s distributor.

The Statement of Additional Information includes additional information about the Fund’s officers and trustees and is available, without charge, upon request by calling 1-866-209-1964.

(This page intentionally left blank)

Advisor
First Associated Investment Advisors, Inc.
5161 Miller Trunk Highway
Duluth, MN 55811

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 209-1964

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-866-209-1964.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2006	FYE 3/31/2005
Audit Fees	$13,800	$13,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2006	FYE 3/31/2005
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent trustees serve as its nominating committee, however they do not make use of a nominating committee charter. During the last six months, there has been a material change to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. The Nominating Committee will now consider nominees recommended by shareholders.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)* /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date   6/05/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date   6/05/06

By (Signature and Title)* /s/ Douglas G. Hess
Douglas G. Hess, Treasurer

Date   6/05/06

* Print the name and title of each signing officer under his or her signature.